Exhibit 99.2
Q1 2023 May 2, 2023 EARNINGS Nasdaq: CNSL consolidated.com Exhibit 99.2

Safe Harbor Statement Certain statements in this presentation, including those relating to the current expectations, plans, strategies, and anticipated financial results, including year over year revenue and EBITDA growth in 2024, are forward-looking statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect, among other things, our current expectations, plans, strategies and anticipated financial results. There are a number of risks, uncertainties and conditions that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements, including: significant competition in all parts of our business and among our customer channels; our ability to adapt to rapid technological changes; shifts in our product mix that may result in a decline in operating profitability; public health threats, including the COVID-19 pandemic; continued receipt of support from various funds established under federal and state laws; disruptions in our networks and infrastructure and any related service delays or disruptions could cause us to lose customers and incur additional expenses; cyber-attacks may lead to unauthorized access to confidential customer, personnel and business information that could adversely affect our business; our operations require substantial capital expenditures and our business, financial condition, results of operations and liquidity may be impacted if funds for capital expenditures are not available when needed; our ability to obtain and maintain necessary rights-of-way for our networks; our ability to obtain necessary hardware, software and operational support from third-party vendors; substantial video content costs continue to rise; our ability to enter into new collective bargaining agreements or renew existing agreements; our ability to attract and/or retain certain key management and other personnel in the future; risks associated with acquisitions and the realization of anticipated benefits from such acquisitions; increasing attention to, and evolving expectations for, environmental, social and governance initiatives; unfavorable changes in financial markets could affect pension plan investments; weak economic conditions, and the other risk factors described in Part I, Item 1A of Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2022. Many of these circumstances are beyond our ability to control or predict. Moreover, forward-looking statements necessarily involve assumptions on our part. These forward-looking statements generally are identified by the words “believe,” “expect,” “anticipate,” “estimate,” “project,” “intend,” “plan,” “should,” “may,” “will,” “would,” “will be,” “will continue” or similar expressions. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements that appear throughout this presentation. Furthermore, undue reliance should not be placed on forward-looking statements, which are based on the information currently available to us and speak only as of the date they are made. Except as required under federal securities laws or the rules and regulations of the Securities and Exchange Commission, we disclaim any intention or obligation to update or revise publicly any forward-looking statements. Non-GAAP Measures This presentation includes certain non-GAAP historical and forward-looking financial measures, including but not limited to “EBITDA,” “adjusted EBITDA,” “net debt leverage ratio,” or “total net debt to last twelve month adjusted EBITDA ratio,” and “normalized revenue.” In addition to providing key metrics for management to evaluate the Company’s performance, we believes these measurements assist investors in their understanding of operating performance and in identifying historical and prospective trends. See additional information and a reconciliation of these non-GAAP measures to the nearest comparable GAAP measures in the Appendix. Non-GAAP measures are not presented to be replacements or alternatives to the GAAP measures, and investors are urged to consider these non-GAAP measures in addition to, and not in substitution for, measures prepared in accordance with GAAP. Consolidated may present or calculate its non-GAAP measures differently from other companies. The Company’s 8-K, Form 10-K, Form 10-Q and other filings should be read in conjunction with this presentation as they contain additional important details on the quarterly results.

2.6M total passings 1.1M Total fiber Gig+ capable passings 135K Fiber Gig+ capable broadband connections Data as of 3/31/23; *Last 12 months ended 3/31/23; Adj. EBITDA includes discontinued operations for 2022 periods 58,000 fiber route miles $1.2B Revenue* $382M Adjusted EBITDA* Fidium is Consolidated’s consumer/SMB fiber broadband service offering symmetrical multi-gig speeds. Consolidated Overview Transforming into a leading fiber provider Key Operational & Financial Metrics

Transformation from Wireline to Fiber Provider  Growth plan set/Searchlight partnership  Global Refinancing  Launched  Fiber coverage of 22%  Added 15K new fiber subs  Total net positive consumer broadband adds  Fiber coverage of 38% (1M passings)  Added 40K new consumer fiber subs  2021 cohort penetration of 15.1%  Bolstered liquidity > $600M of divestitures  Launched  Leadership realignment • Fiber coverage of nearly 50% • Y/Y Revenue and EBITDA growth beginning in 2024 • EBITDA CAGR of mid-teens • Fiber coverage > 70% • Operating expense leverage as revenue grows Executing on a multi-year plan to upgrade 70% of footprint to fiber; Achievement of milestones support a return to growth  Elimination of dividend

# Fiber Investment Thesis

## Strong Fiber Market Dynamics

**Superior Product**

**Growing Data Demand**

**Future Proof Technology**

**Proven, Valuable Assets**

## CNSL Advantages

### Incumbent Position Advantages

- Existing conduit capacity and pole access where we have aerial fiber; aerial fiber access to 80% of Northern New England
- Experienced teams, contractor resources and strong build partners
- Owned or leased local and long-haul fiber network

### Favorable Unit Costs

- ~$650 average cost per fiber passing
- ~$750 - $800 average direct cost to connect

### Fiber-Rich Network

- 58,000 fiber route miles

Consolidated communications

Q123 Highlights

Q1 2023 Y/Y % change (vs. reported) Y/Y % change (vs. normalized(1)) Revenue $276.1 (8.0%) (4.1%) Strategic Revenue Consumer Broadband $68.0 3.1% 6.4% Consumer Fiber Broadband $26.1 51.6% 55.8% Commercial Data $53.1 (8.2%) (1.0%) Carrier Data & Transport $32.9 (1.7%) (0.8%) Adj. EBITDA $75.4 (29.7%) - Adj. EBITDA margin 27.3% (8.4%) - Committed capex $144.6 (8.3%) - Q1 2023 Results $ in millions Metrics Q1 2023 Y/Y % change Fiber Gig+ capable passings 1,062,518 54.1% Fiber Gig+ capable connections 135,209 44.1% (1) Normalized for Ohio and Kansas asset divestitures. Q1 2023 Highlights • Added a record 12,337 consumer fiber subscribers; growth of over 60% vs. Q1-22 • Positive consumer broadband net adds of 2,404. Trending well above full year 2022 net adds of 7241 • Consumer fiber broadband revenue growth of 56%1 • Consumer broadband fiber churn of 1% • Consumer broadband ARPU up: Fiber +5.7% Copper +4.8%

10% 23% 38% ~47% >70% 275K 606K 1M >1.225M ~2M 2020 2021 2022 2023E 2024-2026E >171K ~775K Consolidated’s Fiber Build Plan Projected Fiber Passings, % of total passings Build Plan Highlights 2023 build target of >225k fiber passings • Built ~ 54K during Q1-23 • Fiber target of nearly 50% of total passings at YE, a near 5x increase since 2020 2026 expectations for ~ 2 million fiber passings or > 70% of total passings Awarded approx. $150M of broadband, government partnership funds since 2019 • Actively pursuing ~$140M of additional broadband government partnership opportunities • Build pace to be synched up with these awards Consolidated has 2.6M total passings (1.7M passings in Northern New England). Build plan includes ~ 1.6M total fiber upgrades, of which ~1.1M upgrades are planned in Northern New England. Remaining upgrades are in TX, CA, MN, IL, PA. >7x increase in fiber passings Fiber passings Fiber passings to be built

Fiber Cohort Penetration Cohort Penetration Targets See appendix for Fiber Gig+ capable penetration. Terminal penetration targeted in the 40% range over a 5-year horizon Fiber Penetration Rates 14.7% 29.8% 1-Year Mark 2-Year Mark Q1 22 Cohort Q1 21 Cohort 14% 1 year 24% 2 year 33% 3 year target: 24% target: 14% 1Cohort ready for sale (RFS) excludes certain multi-dwelling units (MDU’s) and multi-tenant units (MTU’s). In aggregate, across all of the Company's fiber passings of 1,062,518, this exclusion approximates 16%. Fiber penetrations by cohort represents all fiber connections (consumer and business) as a percentage of RFS in the cumulative fiber build cohort at the 1- year mark (Q122 cohort) and 2-year mark (Q121 cohort). These estimates are based upon the information available at this time and are subject to updates as additional information becomes available.

What We Said Consumer/Small Bus Momentum Introducing Fidium brand and value proposition in prior cohorts (NPS scores of 50+) Record monthly consumer broadband fiber net adds: March ~5.2K, April approaching 6K; Compares to 3.6K for each of January and February What We Did (Feb 28, 2023; Q422 Conference Call) Doubled door to door sales headcount since year end 2022 Added new consumer sales partners since Q4 2022 to augment digital and call center sales Fidium@Work introduced in January to serve small business market Door to door headcount is up 4X vs YE 2022 – Expect continued growth Fiber installs from channel partners up nearly 2X in Q1 23 versus Q4 22 Small business sales activity up 2X since launch of Fidium@Work

Fiber Growth Momentum, ARPU Opportunity Consumer Fiber Broadband Net Adds1 Consumer Fiber Broadband Revenue Growth2 $53.21 $67.51 Copper ARPU Fiber ARPU Fiber ARPU > Copper ARPU +27% Consumer Broadband ARPU Drivers 25% 37% 36% 50% % Broadband Connections on Fiber % Fiber Connections Mix - Gig+ Fiber Q122 Q123 > 70% of new subscribers taking Gig+ option Fiber ARPU +$3.63, 5.7% Y/Y (1) Q422 consumer fiber net adds normalized for Kansas divestiture (3,325 fiber connections) (2) Consumer fiber broadband revenue in Q1 to Q4 2022 normalized for Kansas asset divestiture 7.7K 9.6K 12.1K 10.6K 12.3K $16.8M $18.8M $21.1M $23.7M 7.0% $26.1M 11.8% 12.5% 12.4% 10.2% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% - 5.0K 10.0K 15.0K 20.0K 25.0K 30.0K Q122 Q222 Q322 Q422 Q123 Fiber Net Adds Fiber Revenue Sequential Fiber Revenue Growth

# Commercial and Carrier Revenue

$ in millions

## Commercial Data Services Revenue[1]


(1.0%) Y/Y
$53.7
$53.0
$52.8
$53.7
$53.1
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

## Carrier Data & Transport Revenue[1]


(0.8%) Y/Y
$33.2
$32.9
$33.6
$33.6
$32.9
Q1-22
Q2-22
Q3-22
Q4-22
Q1-23

**14,520**[2]
On-net Buildings
+3.5% Y/Y

**57,569**
Fiber Route Miles
+6.1% Y/Y

## Commercial Sales

- 90% of new sales on network
- Leveraging FttP investments for growth across all Commercial channels
- Reduced complexity through standardized product portfolio

## Carrier Sales

- Transitioning TDM services to wave/IP/10G
- Leveraging 400G core network upgrades to provide 10G backhaul to towers
- Full year '23 impact of wireless carrier renegotiations ~$10M decrease

(1) Q1-22 through Q4-22 normalized for divestiture of Ohio and Kansas assets.
(2) On-net buildings figure adjusted for Kansas asset sale, which reduced 1,415 on-net buildings.

Consolidated communications

Strategic Priorities For 2023 Executing on our Fiber Growth Plan Increase Fiber Penetration Across the Business Consumer Broadband, Commercial and Carrier Data-Transport Deliver Improved Customer Experience Increasing Net Promoter Scores Drive Operational Efficiencies Improved Unit Costs

Capital Structure; Enhanced Liquidity Current Maturity Profile • No maturities due until 2027 • ~ 77% of outstanding debt is fixed rate through July 2023; 53% thereafter • Well capitalized to continue executing on fiber investment growth plan • In Nov. 2022, extended maturity of $250M revolver by two years to 2027 with enhanced financial flexibility • Expected decline in net debt leverage beyond 2023 as Adjusted EBITDA improves (1) $250M revolver is undrawn; availability reduced by $37M of outstanding letters of credit; Revolver availability will be limited to 35% of $250M (net of LC’s) if leverage ratio exceeds 6.35x. Excluding discontinued operations, bank net leverage ratio was 4.91x. $M, as of 3/31/23 4.76x net debt leverage 6.61% weighted avg. cost of debt $336M cash on hand, $213M revolver availability (undrawn)1 $1,000 $750 $400 $250 2023 2024 2025 2026 2027 2028 Term Loan L+3.50% (L Floor of 0.75) Senior Notes 6.50% Senior Notes 5.00% Revolver Term loan referenced above was amended on 4/17/23 to replace LIBOR rates with SOFR rates. SOFR rates will include an adjustment of approximately 0.11%, 0.26% and 0.43%, for 1, 3 and 6 month loans, respectively.

2023 Outlook 2023 Guidance Range Adjusted EBITDA $310 million to $330 million Capex $425 million to $445 million Cash interest expense $145 million to $155 million Cash taxes < $10 million 39% Fiber Build 39% Success Based 22% Obligatory & Digital Transformation 2023 outlook provided on Feb. 28, 2023 with Q4 2022 earnings. Company reaffirmed 2023 outlook with Q1 earnings on May 2, 2023. For definitions of non-GAAP measures, please see the appendix.

Committed to Sustainability and ESG Priorities • Heightened focus on environmental and sustainability initiatives • Building more energy-efficient fiber networks while decommissioning copper networks • Implemented energy conservation and efficiency initiatives though programs to modernize operations including: LED lighting, green fleet purchases and recycling programs • Secured new community solar agreements supporting local renewable energy efforts • Committed to highest standards of legal and ethical business conduct through Code of Business Conduct for directors, officers, employees, customers and vendors • 7 of 8 board members are independent (3) • Board gender diversity: 25% women • Healthy board refreshment: 3 of 8 board members have tenure of less than 5 years • Named U.S. Best in Class Employer(1) by Gallagher for 2nd year in a row • Maintained safety-first work environment; employees completed 36.6k safety, compliance and training modules over 16k hours. • Employees reported 6,600 community volunteer hours in 2022. Company launched CCI Cares Program to further support volunteer efforts. $1.9M in support to more than 450 community nonprofit organizations in 2022. • Consolidated DEI Council focused on advancing initiatives across the Company including training, education and resources (1) Gallagher’s 2022 Benefits Strategy and Benchmarking Survey (Participants) (2) per Rule 5605(a)(2) of NASDAQ’s Marketplace Rules. Additional information can be obtained at https://www.consolidated.com/about-us/esg Committed to preserving and sustaining the natural environment Making a difference for employees and the communities we serve Guided by responsible governance practices Environmental Social Governance

Appendix

Bob Udell President and Chief Executive Officer Fred Graffam Executive Vice President and Chief Financial Officer Gaurav Juneja President of Consumer John Lunny Chief Technology Officer Dan Stoll President of Commercial and Carrier Jennifer Spaude Sr. VP of Corporate Communications Garrett Van Osdell Chief Legal Officer and Corporate Secretary Gabe Waggoner Executive Vice President of Operations Team focused on leveraging fiber investments through execution and accelerated growth Executive Management Team Realignment

$80 $450 $185 $100 FY 2022 FY 2026 (F) Fiber Revenue Copper Revenue Consumer Broadband Opportunity • Expected growth in broadband business provides significant revenue upside • Assumed fiber ARPU of ~ $75 for 2026 • Project margin expansion as we leverage revenue growth with improved efficiencies from fiber Increased fiber penetration to drive significant long-term growth $ in millions 12% Fiber Penetration >25% Fiber Penetration $550 ~$265 FY 2022 FY 2026 (F) Fiber Passings ~1M ~2M Fiber Connections 123K 500K-525K Significant Value Creation Opportunity

2022 Asset Divestitures Closed on Sale of Investments in Wireless Partnerships On Sept. 13, 2022, Clio Parent LLC, a subsidiary of the Company, closed on the sale of the entirety of its limited partnership interests in five wireless investments to Cellco Partnership, d/b/a Verizon Wireless, for an aggregate purchase price of $490M. Tax Impact o Federal taxable gain fully shielded by NOLs o State cash tax impact estimated at $10M-$13M Closed on Kansas City Asset Sale On Nov. 30, 2022, Consolidated closed on the sale of its Kansas City assets to Everfast Fiber Networks LLC for approximately $82 million in gross cash proceeds, subject to the finalization of certain working capital and other post-closing purchase price adjustments. Ohio Asset Sale On Jan. 31, 2022, Consolidated closed on the sale of substantially all of its Ohio assets, for total cash proceeds of $26M. Sale of Certain Tower Assets In 2022, the Company divested of certain non-core communication towers for cash proceeds of $21M.

Three Months Ended Q1 2023 Q4 2022 Q3 2022 Q2 2022 Q1 2022 Consumer: Broadband (Data and VoIP) $ 67,961 $ 69,002 $ 69,641 $ 67,592 $ 65,911 Voice services 32,263 34,314 36,444 36,643 37,452 Video services 9,594 11,876 13,552 14,359 14,366 109,818 115,192 119,637 118,594 117,729 Commercial: Data services (includes VoIP) 53,134 56,662 56,796 57,113 57,895 Voice services 32,631 34,676 35,484 35,775 36,339 Other 9,756 10,320 9,933 11,287 11,560 95,521 101,658 102,213 104,175 105,794 Carrier: Data and transport services 32,923 33,752 33,878 36,263 33,485 Voice services 4,367 3,685 3,517 3,718 3,852 Other 350 338 605 354 391 37,640 37,775 38,000 40,335 37,728 Subsidies 7,036 13,078 7,187 6,534 6,583 Network access 24,444 26,308 27,277 24,846 26,213 Other products and services 1,667 1,965 2,305 3,906 6,231 Total operating revenue $ 276,126 $ 295,976 $ 296,619 $ 298,390 $ 300,278 Revenue Trend by Category ($ in thousands, unaudited)

Operating Metrics (unaudited) (see footnotes on next slide) 2021 2022 Q1 Q2 Q3 Q4 FY Q1 Q2 Q3 Q4 FY Q1 2023 Passings Total Fiber Gig+ Capable Passings (1)(5)(6) 320,806 397,123 494,160 605,710 605,710 689,406 831,779 947,974 1,008,660 1,008,660 1,062,518 Total DSL/Copper Passings (2)(3)(5)(6) 2,421,292 2,347,816 2,255,556 2,146,377 2,146,377 2,059,025 1,920,214 1,807,381 1,617,077 1,617,077 1,564,889 Total Passings (1)(2)(3)(5)(6) 2,742,098 2,744,939 2,749,716 2,752,087 2,752,087 2,748,431 2,751,993 2,755,355 2,625,737 2,625,737 2,627,407 % Fiber Gig+ Coverage/Total Passings 12% 14% 18% 22% 22% 25% 30% 34% 38% 38% 40% Consumer Broadband Connections Fiber Gig+ Capable (3) 74,495 77,521 81,539 86,122 86,122 93,812 103,455 115,598 122,872 122,872 135,209 DSL/Copper (2)(3) 323,507 315,959 309,122 298,442 298,442 286,338 277,758 266,314 244,586 244,586 234,653 Total Consumer Broadband Connections (2)(3) 398,002 393,480 390,661 384,564 384,564 380,150 381,213 381,912 367,458 367,458 369,862 Consumer Broadband Net Adds Total Fiber Gig+ Capable Net Adds (7) 3,885 3,026 4,018 4,583 15,512 7,690 9,643 12,143 10,599 40,075 12,337 DSL/Copper Net Adds (7) (7,240) (7,548) (6,837) (10,680) (32,305) (8,544) (8,580) (11,444) (10,783) (39,351) (9,933) Total Consumer Broadband Net Adds (7) (3,355) (4,522) (2,819) (6,097) (16,793) (854) 1,063 699 (184) 724 2,404 Consumer Broadband Penetration % Fiber Gig+ Capable (on fiber passings) 23.2% 19.5% 16.5% 14.2% 14.2% 13.6% 12.4% 12.2% 12.2% 12.2% 12.7% DSL/Copper (on DSL/copper passings) 13.4% 13.5% 13.7% 13.9% 13.9% 13.9% 14.5% 14.7% 15.1% 15.1% 15.0% Total Consumer Broadband Penetration % 14.5% 14.3% 14.2% 14.0% 14.0% 13.8% 13.9% 13.9% 14.0% 14.0% 14.1% Consumer Average Revenue Per Unit (ARPU) Fiber Gig+ Capable $ 64.87 $ 65.83 $ 64.64 $ 64.22 $ 64.55 $ 63.88 $ 64.95 $ 65.61 $ 67.14 $ 65.42 $ 67.51 DSL/Copper $ 47.72 $ 49.92 $ 51.32 $ 50.65 $ 50.06 $ 50.78 $ 52.36 $ 53.87 $ 53.55 $ 53.36 $ 53.21 Churn Fiber Consumer Broadband Churn (7) 1.3% 1.7% 1.4% 1.0% 1.3% 0.9% 1.1% 1.2% 1.1% 1.1% 1.0% DSL/Copper Consumer Broadband Churn (7) 1.4% 1.6% 1.9% 2.0% 1.7% 1.3% 1.6% 1.8% 1.7% 1.6% 1.5%

# Operating Metrics

(unaudited)

| | 2021 | | | | | 2022 | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | FY | Q1 | Q2 | Q3 | Q4 | FY | Q1 2023 |
| Consumer Broadband Revenue by Service Type ($ in thousands) | | | | | | | | | | | |
| Fiber Broadband Revenue (4) | $ 14,120 | $ 15,010 | $ 15,422 | $ 16,150 | $ 60,702 | $ 17,242 | $ 19,218 | $ 21,558 | $ 24,016 | $ 82,034 | $ 26,136 |
| Copper and Other Broadband Revenue | 51,633 | 52,967 | 53,182 | 50,833 | 208,615 | 48,669 | 48,374 | 48,083 | 44,986 | 190,112 | 41,825 |
| **Total Consumer Broadband Revenue by Service Type** | $ 65,753 | $ 67,977 | $ 68,604 | $ 66,983 | $ 269,317 | $ 65,911 | $ 67,592 | $ 69,641 | $ 69,002 | $ 272,146 | $ 67,961 |
| Consumer Voice Connections (3) | 362,384 | 352,835 | 341,135 | 328,849 | 328,849 | 316,634 | 306,458 | 294,441 | 276,779 | 276,779 | 267,509 |
| Video Connections (3) | 73,986 | 70,795 | 66,971 | 63,447 | 63,447 | 58,812 | 55,225 | 51,339 | 35,039 | 35,039 | 32,426 |
| Fiber route network miles (long-haul, metro and FttP) | 47,364 | 48,727 | 50,405 | 52,402 | 52,402 | 54,239 | 56,093 | 57,498 | 57,865 | 57,865 | 57,569 |
| On-net buildings (3) | 13,910 | 14,253 | 14,625 | 14,981 | 14,981 | 15,446 | 15,618 | 15,715 | 14,427 | 14,427 | 14,520 |

## Notes to Accompany Key Operating Metrics

(1) In Q1 2021, the Company launched a multi-year fiber build plan to upgrade 1.6 million passings or 70% of our service area to fiber Gig+ capable services. As of March 31, 2023, 53,858 of the minimum targeted 225,000 passings for 2023 were upgraded to FttP and total fiber passings were ~1,062,518 or 40% of the Company's service area.

(2) The sale of the non-core Ohio operations resulted in a reduction of approximately 5,658 DSL/Copper passings and 3,560 DSL/Copper broadband connections in the first quarter of 2022. Prior period amounts have not been adjusted to reflect the sale.

(3) The sale of the net assets of our Kansas City operations in the fourth quarter of 2022 resulted in a reduction of approximately 135,144 DSL/Copper passings, 3,325 fiber broadband connections, 10,945 DSL/Copper broadband connections, 6,670 consumer voice connections, 13,425 video connections and 1,415 on-net buildings. Prior period amounts have not been adjusted to reflect the sale.

(4) Fiber broadband revenue includes revenue from our Kansas City operations of approximately $0.3 million for the quarter ended December 31, 2022 and approximately $0.5 million for each of the quarters ended March 31, 2021 through September 30, 2022. Amounts have not been adjusted to reflect the sale.

(5) Passings counts are estimates of single family units, multi-dwelling units, and multi-tenant units within consumer, small business and enterprise. These counts are based upon the information available at this time and are subject to updates as additional information becomes available.

(6) When a passing is both fiber and DSL/Copper capable it is counted as a fiber passing.

(7) Consumer Broadband net adds and churn have been normalized to reflect the divestitures of our Kansas City and Ohio operations.

Non-GAAP Measures This presentation, as well as the conference call, includes disclosures regarding “EBITDA,” “adjusted EBITDA,” “total net debt to last 12 month adjusted EBITDA ratio” or “Net debt leverage ratio,” and “Normalized revenue,” all of which are non-GAAP financial measures. Accordingly, they should not be construed as alternatives to net cash from operating or investing activities, cash and cash equivalents, cash flows from operations, net income or net income per share as defined by GAAP and are not, on their own, necessarily indicative of cash available to fund cash needs as determined in accordance with GAAP. In addition, not all companies use identical calculations, and the non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. A reconciliation of these non-GAAP financial measures to the most directly comparable financial measures presented in accordance with GAAP is included in the tables that follow. Adjusted EBITDA is comprised of EBITDA, adjusted for certain items as permitted or required by the lenders under our credit agreement in place at the end of each quarter in the periods presented. The tables that follow include an explanation of how adjusted EBITDA is calculated for each of the periods presented with the reconciliation to net income (loss) from continuing operations. EBITDA is defined as income (loss) from continuing operations before interest expense, income taxes, depreciation and amortization on a historical basis. We present adjusted EBITDA for several reasons. Management believes adjusted EBITDA is useful as a means to evaluate our ability to fund our estimated uses of cash (including interest on our debt). In addition, we have presented adjusted EBITDA to investors in the past because it is frequently used by investors, securities analysts and other interested parties in the evaluation of companies in our industry, and management believes presenting it here provides a measure of consistency in our financial reporting. Adjusted EBITDA, referred to as Available Cash in our credit agreement, is also a component of the restrictive covenants and financial ratios contained in our credit agreement that requires us to maintain compliance with these covenants and limit certain activities, such as our ability to incur debt. The definitions in these covenants and ratios are based on Adjusted EBITDA after giving effect to specified charges. In addition, Adjusted EBITDA provides our board of directors with meaningful information, with other data, assumptions and considerations, to measure our ability to service and repay debt. We present the related “total net debt to last 12 month adjusted EBITDA ratio” or “Net debt leverage ratio” principally to help investors understand how we measure leverage and facilitate comparisons by investors, security analysts and others. Total net debt is defined as the current and long-term portions of debt and finance lease obligations less cash, cash equivalents and short-term investments, deferred debt issuance costs and discounts on debt. Our Net debt leverage ratio differs in certain respects from the similar ratio used in our credit agreement or against comparable measures of certain other companies in our industry. These measures differ in certain respects from the ratios used in our senior notes indenture. These non-GAAP financial measures have certain shortcomings. In particular, Adjusted EBITDA does not represent the residual cash flows available for discretionary expenditures, since items such as debt repayment and interest payments are not deducted from such measure. In addition, the ratio of total net debt to last 12-month adjusted EBITDA is subject to the risk that we may not be able to use the cash on the balance sheet to reduce our debt on a dollar-for-dollar basis. Management believes this ratio is useful as a means to evaluate our ability to incur additional indebtedness in the future.

Reconciliation of Historical Revenue by Category to Normalized Revenue by Category (1) These adjustments reflect the removal of operating revenues for divestitures. We completed the sale of the Company's Ohio and Kansas assets on January 31, 2022 and November 30, 2022, respectively. ($ in thousands, unaudited) Three Months Ended March 31, 2022 Historical Adjustments (1) Normalized Consumer: Broadband (Data and VoIP) $ 65,911 $ (2,048) $ 63,863 Voice services 37,452 (696) 36,756 Video services 14,366 (2,710) 11,656 117,729 (5,454) 112,275 Commercial: Data services (includes VoIP) 57,895 (4,229) 53,666 Voice services 36,339 (1,455) 34,884 Other 11,560 (301) 11,259 105,794 (5,985) 99,809 Carrier: Data and transport services 33,485 (288) 33,197 Voice services 3,852 (5) 3,847 Other 391 (1) 390 37,728 (294) 37,434 Subsidies 6,583 (49) 6,534 Network access 26,213 (508) 25,705 Other products and services 6,231 (81) 6,150 Total operating revenue $ 300,278 $ (12,371) $ 287,907

Reconciliation of Loss from Continuing Operations to Adjusted EBITDA ($ in thousands, unaudited) (1) These adjustments reflect those required or permitted by the lenders under our credit agreement. (2) Other, net includes income attributable to noncontrolling interests, acquisition and non-recurring related costs, and certain miscellaneous items. (3) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are excluded from adjusted EBITDA. Three Months Ended March 31, 2023 2022 Loss from continuing operations $ (36,961) $ (119,096) Add (subtract): Income tax benefit (12,240) (14,819) Interest expense, net 33,860 29,515 Depreciation and amortization 77,699 72,350 EBITDA 62,358 (32,050) Adjustments to EBITDA (1): Other, net (2) 10,030 5,324 Pension/OPEB benefit (1,141) (2,983) Loss on disposal of assets 3,304 — Loss on impairment — 126,490 Non-cash compensation (3) 799 2,199 Adjusted EBITDA from continuing operations 75,350 98,980 Investment distributions from discontinued operations — 8,216 Adjusted EBITDA $ 75,350 $ 107,196

Reconciliation of Loss from Continuing Operations to Adjusted EBITDA Guidance (1) These adjustments reflect those required or permitted by the lenders under our credit agreement. (2) Other, net includes income attributable to noncontrolling interests, dividend income, integration and non-recurring related costs and certain miscellaneous items. (3) Represents compensation expenses in connection with our Restricted Share Plan, which because of the non-cash nature of the expenses are excluded from adjusted EBITDA. Reconciliation of Total Net Debt to LTM Adjusted EBITDA Ratio ($ In millions, unaudited) ($ In thousands, unaudited) March 31, 2023 Long-term debt and finance lease obligations: Term loans, net of discount $8,286 $ 991,589 6.50% Senior secured notes due 2028 750,000 5.00% Senior secured notes due 2028 400,000 Finance leases 44,817 Total debt as of March 31, 2023 2,186,406 Less: deferred debt issuance costs (33,192) Less: cash, cash equivalents and short-term investments (335,828) Total net debt as of March 31, 2023 $ 1,817,386 Adjusted EBITDA for the 12 months ended March 31, 2023 $ 381,734 Total Net Debt to last 12 months Adjusted EBITDA 4.76x Year Ended December 31, 2023 Range Low High Loss from continuing operations $ (123) $ (105) Add: Income tax benefit (43) (37) Interest expense, net 152 148 Depreciation and amortization 314 312 EBITDA 300 318 Adjustments to EBITDA (1): Other, net (2) 12 14 Pension/OPEB benefit (12) (12) Non-cash compensation (3) 10 10 Adjusted EBITDA $ 310 $ 330